UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2024

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, Michigan 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, at the annual meeting of stockholders (the “Annual Meeting”) of Kelly Services, Inc. (the “Company”) held in virtual-only format, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect updated Delaware law provisions permitting officer exculpation.

The amendment to the Company’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware and became effective on May 14, 2024 and is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are provided below.

Proposal 1

All of the nominees for election to the Company’s board of directors were elected to serve until the next annual meeting of stockholders, as follows:

Name of Nominee	Number of Shares Voted “For”	Number of Shares Voted “Withheld”	Broker Non-Votes
Terrence B. Larkin	3,189,578	190	77,419
Peter W. Quigley	3,189,628	140	77,419
Gerald S. Adolph	3,184,162	5,606	77,419
George S. Corona	3,189,578	190	77,419
Robert S. Cubbin	3,184,145	5,623	77,419
Amala Duggirala	3,184,821	4,947	77,419
InaMarie F. Johnson	3,184,821	4,947	77,419
Leslie A. Murphy	3,189,578	190	77,419
Donald R. Parfet	3,188,951	817	77,419

Proposal 2

The Company’s stockholders approved, by advisory vote, the Company’s executive compensation, as follows:

Shares Voting “For”	3,156,040
Shares Voting “Against”	33,250
Shares Abstaining From Voting	478
Broker Non-Votes	77,419

Proposal 3

The Company’s stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation to reflect updated Delaware law provisions permitting officer exculpation, as follows:

Shares Voting “For”	3,181,673
Shares Voting “Against”	8,044
Shares Abstaining From Voting	51
Broker Non-Votes	77,419

Proposal 4

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year, as follows:

Shares Voting “For”	3,265,824
Shares Voting “Against”	1,060
Shares Abstaining From Voting	303
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Kelly Services, Inc. dated May 14, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 14, 2024	/s/ Vanessa P. Williams
Vanessa P. Williams
Senior Vice President, General Counsel and Corporate Secretary